CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Jean Pilloud, President & Principal Executive Officer of Pictet Funds (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:   8/14/03                  /S/ JEAN PILLOUD
     ------------                -----------------------------------------------
                                 Jean Pilloud, President & Principal Executive
                                 Officer



I, Paul Martin, Treasurer & Principal Financial Officer of Pictet Funds (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:   8/13/03                  /S/ PAUL MARTIN
     ------------                -----------------------------------------------
                                 Paul Martin, Treasurer & Principal Financial
                                 Officer